Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Noninterest-bearing cash	$ 0	$ 486,262
Investments at fair value	271,965,145	254,691,972
Employer contributions receivable	0	132,740
Notes receivable from participants	4,505,570	4,125,300
Total assets	276,470,715	259,436,274
Net assets available for benefits	$ 276,470,715	$ 259,436,274